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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of EPIQ Systems, Inc. on Form S-3 of our report dated February 26, 2002, appearing in the Annual Report on Form 10-K of EPIQ Systems, Inc. for the year ended December 31, 2001 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
November 13, 2002

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  Exhibit 23.2
INDEPENDENT AUDITORS' CONSENT